                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 2001

                           NCT Funding Company, L.L.C.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-30501                                     22-3634034
(Commission File Number)                 (IRS Employer Identification No.)

650 CIT Drive
Livingston, New Jersey                                                07039-0491
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

(c)      Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


Exhibit No.                     Description

  99.1                          Computational Materials

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NCT Funding Company, L.L.C.

                                    By: /s/ Frank Garcia
                                        ---------------------------------------
                                    Name:    Frank Garcia
                                    Title:   Senior Vice President

Dated:  February 28, 2001